                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                     City National Bancshares Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                      CITY NATIONAL BANCSHARES CORPORATION
                                900 BROAD STREET
                            NEWARK, NEW JERSEY 07102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 24 , 2001

Notice is hereby given that the Annual Meeting of Stockholders of City National Bancshares Corporation (the "Corporation") will be held at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey, on Thursday, May 24, 2001, at 6:00 p.m. for the following purposes:

         1. To elect three (3) directors for a term of three (3) years or until their respective successors are elected and qualified; and

         2. To ratify the appointment of KPMG LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2001.

Stockholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the meeting.

The Corporation's Proxy Statement and its 2000 Annual Report to Stockholders accompany this Notice.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                            By order of the Board of Directors


                                            Lemar C. Whigham
                                            Secretary


Newark, New Jersey
March 28, 2001

                      CITY NATIONAL BANCSHARES CORPORATION
                                900 BROAD STREET
                            NEWARK, NEW JERSEY 07102
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001
INTRODUCTION

The enclosed proxy is solicited by and on behalf of the Board of Directors of City National Bancshares Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Thursday, May 24, 2001, at 6:00 p.m., at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey or at any adjournment thereof.

VOTING AND REVOCABILITY OF PROXY

The enclosed proxy is for use at the meeting if you do not attend the meeting, or if you wish to vote your shares by proxy even if you attend the meeting. You may revoke your proxy anytime before its exercise by (i) giving written notice to the Secretary of the Corporation, (ii) submitting a proxy having a later date, or (iii) appearing at the meeting and requesting to vote in person. Where a choice or abstention is specified in the form of proxy with respect to a matter being voted upon, the shares represented by proxy will be voted in accordance with such specification. If a proxy is signed but no specification is given, the shares will be voted for the director nominees named herein and in favor of the other proposal described below.

This Proxy Statement and the enclosed proxy and 2000 Annual Report to Stockholders are being first mailed to our stockholders on or about April 24, 2001. The Corporation will bear the cost of preparing this Proxy Statement and of soliciting proxies in the enclosed form. Proxies may be solicited by our employees, either personally, by letter or by telephone. Such employees will not be specifically compensated for soliciting said proxies.

Only holders of record of the Corporation's common stock at the close of business on April 20, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the meeting. At the close of business on the Record Date, there were outstanding and entitled to vote, 121,406 shares of common stock, each of which is entitled to one vote. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the purposes of the meeting.

For purposes of counting votes, abstentions and broker non-votes (i.e., shares held by brokers that they can't vote because they haven't received voting instructions from their customers with respect to matters voted on) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the votes cast on any matter at the meeting, only "FOR" and "AGAINST" votes are included.

The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expense incurred in sending proxies and proxy materials to beneficial owners of the Corporation's common stock.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information with respect to each person known to the Corporation to be a beneficial owner of more than 5% of the Corporation's common stock as of March 25, 2001. This information is based on
Schedule 13D reports filed with the Securities and Exchange Commission ("SEC") by each of the persons or entities listed below. If you wish, you may obtain these reports from the SEC.

                                                 NUMBER OF SHARES     PERCENTAGE OF TOTAL
NAME                                             BENEFICIALLY OWNED      SHARES OUTSTANDING
----                                             ------------------      ------------------
Louis E. Prezeau                                      19,285(1)               15.88%
Lemar C. Whigham                                       9,392(2)                7.74%
Carolyn M. Whigham                                     8,495                   7.00%
Eugene Giscombe                                        8,950(3)                7.37%
United Negro College Fund, Inc.                        6,800                   5.60%



(1) Includes 1,413 shares held by his sons, 110 shares held by his daughter and 1,402 shares held by his wife.
(2)      Includes 1,000 shares held by his wife.
(3)      Includes 780 shares held by his wife.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors of the Corporation is divided into three classes of approximately equal size. Directors are elected for three-year terms on a staggered basis, so that the term of office of one class will expire each year at the annual meeting of stockholders when a successor is elected and qualified and terms of office of the other classes will extend for additional periods of one and two years, respectively.

VOTING PROCEDURES

Directors are elected by a plurality of votes cast. Shares cannot be voted for a greater number of persons than the number of nominees named herein. Should any nominee be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted with discretionary authority in connection with the nomination by the Board and the election of any substitute nominee. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW TO SERVE FOR A THREE (3) YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS.

Barbara Bell Coleman, Norman Jeffries and Lemar C. Whigham, each of whom is currently serving as a director of the Corporation, are being nominated to serve as a director with a term expiring at the 2004 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified.

Information is presented below as of March 25, 2001, as to age, business experience, the number of shares of the Corporation beneficially owned and the period during which each director has served on the Board of Directors of the Corporation and the Board of Directors of City National Bank of New Jersey (the "Bank"), as well as the number of shares of such common stock beneficially owned by all directors and executive officers as a group.

                                                                                                       NUMBER OF
                                                                                                        SHARES       PERCENTAGE OF
                                                                                                     BENEFICIALLY    TOTAL SHARES
                                                                                                        SINCE            ENDS
NAME OF DIRECTOR            AGE    DIRECTOR   TERM     BUSINESS EXPERIENCE                               OWNED        OUTSTANDING
----------------            ---    --------   ----     -------------------                           ------------    ------------
Douglas E. Anderson         51     1989       2002     Managing Director, The Chase Manhattan Bank       265                 *

Barbara Bell Coleman        50     1995       2001     President, BBC Associates, L.L.C.                 957                 *
                                                       (consulting services)
Leon Ewing                  72     1973       2003     President, Ewing Bonding Agency                 2,560(1)            2.11%

Eugene Giscombe             60     1991       2002     President, Giscombe Henderson, Inc.             8,950(2)            7.37%
                                                       (property management firm) President, 103
                                                       East 125th Street Corporation (property
                                                       holding company)
Norman Jeffries             58     1989       2001     Comptroller, Montclair Child Development          214                 *
                                                       Center

Louis E. Prezeau            58     1989       2002     President and Chief Executive Officer,         19,285(3)           15.88%
                                                       City National Bank of New Jersey and City
                                                       National Bancshares Corporation


Lemar C. Whigham            57     1989       2001     President, L & W Enterprises (vending           9,392(4)            7.74%
                                                       machine operations)
Directors and executive                                                                               45,210              37.24%
officers as a group (10
persons)

(1) Includes 2,010 shares held by Mr. Ewing individually and 550 shares held jointly with his wife.
(2)      Includes 780 shares held by his wife.
(3) Includes 1,413 shares held by his sons, 110 shares held by his daughter and 1,402 shares held by his wife.
(4)      Includes 1,000 shares held by his wife. * Less than 1%


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During 2000, the Board of Directors held 12 regular monthly meetings. A quorum was present at all meetings. No director attended fewer than 75% of the meetings held by the Board and committees of which such director was a member.

All directors of the Corporation are also directors of the Bank. Regular meetings of the Corporation's and the Bank's Boards of Directors are held monthly. Additional meetings are held when deemed necessary. In addition to meeting as a group to review the Corporation's business, certain members of the Board also serve on certain standing committees of the Bank's Board of Directors. These committees, which are described below, serve similar functions for the Corporation.

The AUDIT AND EXAMINING COMMITTEE reviews (i) significant auditing and accounting matters, (ii) the adequacy of the system of internal controls, and
(iii) examination reports of the internal auditor, regulatory agencies and independent accountants. Messrs. Jeffries, Ewing and Whigham currently serve as members of the Committee. Mr. Jeffries serves as Chairperson of the Committee. The Committee met four times during 2000. See additional Audit and Examining Committee disclosure under "Additional Information Regarding Directors and Officers".

The LOAN AND DISCOUNT COMMITTEE reviews all loan policy changes and requests for policy exceptions and loans approved by management. Messrs. Anderson, Ewing, Giscombe, Jeffries, Prezeau and Whigham and Ms. Coleman currently serve as members of the Committee. Mr. Anderson serves as Chairperson of the Committee. The Committee met 12 times during 2000.

The INVESTMENT COMMITTEE reviews overall interest rate risk management and all investment policy changes, along with purchases and sales of investments. Messrs. Prezeau, Anderson, Ewing, Giscombe and Whigham currently serve as members of the Committee. Mr. Prezeau serves as Chairperson of the Committee. The Committee met four times during 2000.

The PERSONNEL/DIRECTOR AND MANAGEMENT REVIEW COMMITTEE deals in broad terms with personnel matters and reviews director and officer compensation. Messrs. Giscombe, Jeffries, Prezeau, Whigham and Ms. Coleman currently serve as members of the Committee. Mr. Giscombe serves as Chairperson of the Committee. The Committee met two times during 2000.

The BUILDING AND GROUNDS COMMITTEE considers branch expansion and matters concerning Bank premises. Messrs. Ewing, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Mr. Ewing serves as Chairperson of the Committee. The Committee did not meet during 2000.

The MARKETING COMMITTEE oversees the Bank's marketing plan and strategies. Ms. Coleman and Messrs. Anderson, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Ms. Coleman serves as Chairperson of the Committee. The Committee held four meetings during 2000.

DIRECTOR COMPENSATION Each director of the Corporation receives an annual retainer of $1,500 and a $400 fee for each board meeting attended except for the chairperson, who receives $550, and the secretary, who receives $500. Committee chairpersons receive $200 for each meeting attended other than the chairperson of the Loan and Discount Committee, who receives $250 per meeting. Other committee members receive $150 for each meeting attended, except for Audit Committee members, who receive $175 for each meeting attended.

DIRECTOR RETIREMENT PLAN Effective January 1, 1997, the Corporation instituted a director retirement plan. Under this plan, a director who attains the age of at least 65 and has completed five years of service on the Board, shall receive an annual benefit equal to 50% of the aggregate amount of the director's fees paid to such director during the then last full fiscal year of the Corporation (the "normal retirement benefit"). This annual benefit is to be paid each year for ten years beginning on the date the director retires from service on the Board. If the director ceases service on the Board prior to attaining the age of 65 but after completing at least five years of service on the Board, the director shall receive an annual benefit equal to a percentage of the normal retirement benefit determined under this table.

YEARS OF SERVICE                       >= 5 < 7        >= 7 < 8       >= 8 < 9       >= 9 < 10            >10
-------------------------------         -------        -------        --------       ---------         ----------
APPLICABLE PERCENTAGE OF NORMAL             20%          40%             60%            80%                100%
RETIREMENT BENEFIT

Upon a change in control of the Corporation (as defined) followed by a termination of the director's status as a member of the Board for any reason or a failure for whatever reason for the director to be nominated and elected to an immediately succeeding term, the director shall receive a benefit equal to the present value (discounted at the rate of 4%) of a theoretical series of 120 monthly payments, with each payment equal to 1/12 of the normal retirement benefit without regard as to whether the director otherwise qualified for the normal retirement benefit.

If a director dies while in active service on the Board, the designated beneficiary of such director shall receive the greater of (a) that part of the normal retirement benefit accrued by the Corporation for such director as of the date of such director's death (determined based on the formula described above), and (b) a projected retirement benefit calculated in January 1997 based on the director's age and assumed increases in director's fees prior to such director attaining the age of 65. This death benefit is payable to the beneficiary in monthly installments over ten years.

The Corporation may amend or terminate this plan at any time prior to termination of service by the director, provided that all benefits accrued by the Corporation as of the date of such termination or amendment shall be fully vested; and, provided further, that the plan may not be amended or terminated after a change of control (as defined) unless the director consents thereto.



THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE (3) NOMINEES FOR DIRECTOR.

                             THE EXECUTIVE OFFICERS

Listed below is certain information concerning the current executive officers of the Corporation.

                                            IN OFFICE
NAME                           AGE           SINCE      OFFICE AND BUSINESS EXPERIENCE
----                           ---           -----      ------------------------------
Louis E. Prezeau               58            1989       President and Chief Executive Officer, City National Bancshares Corporation
                                                        and City National Bank of New Jersey

Stanley Weeks                  44            1994       Senior Vice President and Chief Credit Officer, City National Bank of New
                                                        Jersey; 1984-1994, Vice President, First Fidelity Bank, N.A.

Edward R. Wright               55            1994       Senior Vice President and Chief Financial Officer, City National Bancshares
                                                        Corporation and City National Bank of New Jersey; 1978-1994, Executive Vice
                                                        President and Chief Financial Officer, Rock Financial Corporation

Veronica T. Gilbert            41            1999       Senior Vice President, City National Bank of New Jersey; 1987-1999 National
                                                        Bank Examiner and Field Officer Analyst, Office of the Comptroller of the
                                                        Currency


                           SUMMARY COMPENSATION TABLE

The following table summarizes compensation for services to the Corporation and the Bank for the years ended December 31, 2000, 1999 and 1998 paid to the Chief Executive Officer and to the other executive officers of the Corporation and the Bank.

                                           ANNUAL COMPENSATION                                      LONG-TERM COMPENSATION
                                           -------------------                                      ----------------------
                                                                                                                       AWARDS:
                                                                                                       SECURITIES      PAYOUTS:
NAME AND                                                                              OTHER ANNUAL     UNDERLYING     ALL OTHER
PRINCIPAL POSITION                              YEAR        SALARY        BONUS      COMPENSATION(1)    OPTIONS      COMPENSATION
------------------                              ----        ------        -----      ---------------    -------      ------------
Louis E. Prezeau                                2000       $169,556       $20,000       $5,881(2)      $   --          $37,527(5)
  President and Chief Executive Officer,        1999        150,000        26,943        5,881(2)          --           38,288(5)
  City National Bancshares Corporation          1998        150,000         8,177        8,906(2)       5,700(4)        33,505(5)
  and City National Bank of New Jersey

Stanley M. Weeks                                2000       $104,000       $ 8,135       $4,800(3)       $  --          $ 6,256(6)
  Senior Vice President and Chief Credit        1999         97,500            --        4,800(3)          --            5,761(6)
  Officer, City National Bank of New            1998         92,500            --        4,800(3)          --            3,417(6)
  Jersey

Edward R. Wright                                2000       $ 94,500       $ 6,835       $6,000(3)       $  --          $    --
  Chief Financial Officer, City National        1999         91,000            --        6,000(3)          --               --
  Bancshares Corporation and City               1998         87,000            --        6,000(3)          --               --
  National Bank of New Jersey


(1) Perquisites and other personal benefits paid to any named executive officer did not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported in the table for that individual and are, therefore, not presented.
(2) Includes payments made under the Corporation's profit sharing plan of $2,681, $2,681, and $5,706 in 2000, 1999 and 1998, respectively, and insurance premiums paid on a life insurance policy on the life of Mr. Prezeau of $3,200, 3,200 and $3,200, in 2000, 1999 and 1998,
         respectively.
(3)      These amounts represent automobile allowance payments.
(4)      For more information on this grant, see "Prezeau Employment Agreement".
(5) These amounts represent the accrual of benefits under the Director Retirement Plan and Salary Continuation Plan.
(6) These amounts represent the accrual of benefits under the Salary Continuation Plan.

                     AGGREGATED OPTION EXERCISES DURING 2000
                          AND YEAR-END OPTION VALUES(1)

                                                    NUMBER OF SECURITIES UNDERLYINg
                        SHARES                         UNEXERCISED OPTIONS HELD           VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
                      ACQUIRED ON      VALUE             AT DECEMBER 31, 2000                          HELD AT DECEMBER 31, 2000
NAME                   EXERCISE       REALIZED       EXERCISABLE       UNEXERCISABLE           EXERCISABLE          UNEXERCISABLE
----                   --------       --------       -----------       -------------           -----------          -------------
Louis E. Prezeau          1,900      $9,500              0                  0                      0                     0

(1) All options described in this table were granted Mr. Prezeau under his employment agreement. For more information concerning these options, see "Prezeau Employment Agreement".
(2) Both Value Realized and Value of the Unexercised Options Held at December 31, 2000 should represent the difference between the market value of the stock acquired upon exercise or underlying the unexercised options, respectively, and the applicable exercise price of such stock options. Since there is no active trading market for the Corporation's common stock, any determination of these values would be highly subjective.

PREZEAU EMPLOYMENT AGREEMENT

In May, 2000 the Bank and the Corporation entered into an employment agreement with Mr. Prezeau to serve as the President and Chief Executive Officer of both entities. The agreement is for a term of three years. Under the agreement, Mr. Prezeau is to receive an annual salary of at least $185,000, subject to increases in the second and third year of the agreement at the discretion of the Board. Additionally, Mr. Prezeau is to receive an annual performance bonus equal to:

      10% of the amount of earnings, as defined, of the Corporation for each year that exceed 10% but are less than 15% of the amount of the Corporation's common stockholders' equity, plus;

      20% of the amount of earnings, as defined, of the Corporation for such year that exceed 15% of the amount of the Corporation's common stockholders' equity.

The performance bonus shall be paid in cash or common stock of the Corporation, at the election of Mr. Prezeau.

Under the agreement, Mr. Prezeau may be granted an option to purchase an undetermined amount of the Corporation's common stock at a price to be determined at the time the option is granted. If the Corporation and the Bank do not offer to renew the agreement upon its termination under terms satisfactory to Mr. Prezeau, or if the Corporation or the Bank terminates Mr. Prezeau's employment without cause (as defined), then Mr. Prezeau shall receive a lump sum amount equal to his then current base salary and a limited continuation of his life and health insurance coverage. If Mr. Prezeau terminates his employment due to a change in control of the Corporation (as defined), or if the Bank or the Corporation fail to comply with their obligations under the agreement or upon the failure of the stockholders of the Corporation to elect Mr. Prezeau as a director, Mr. Prezeau shall be entitled to receive liquidated damages and full satisfaction of claims he may have under the agreement. Mr. Prezeau is also entitled to fringe, medical, health and life insurance benefits, including life insurance for an amount of up to three times his base salary then in effect and the use of an automobile.

SALARY CONTINUATION PLAN

Effective in January 1997, the Corporation and the Bank entered into Agreements with Messrs. Prezeau and Weeks to encourage each executive to remain as a employee of the Corporation by agreeing to pay salary continuation benefits to each executive. Specifically, if the executive's employment with the Corporation is terminated for whatever reason (other than death) after he attains the age of 65, he will receive an annual benefit equal to 40% of the annual base salary received by the executive during the last complete fiscal year of his service as an employee (the "normal retirement benefit"). Such benefit shall be payable to the executive in equal monthly installments over 15 years. If the executive's employment with the Corporation is terminated for any reason (other than death) prior to the executive attaining the age of 65, the executive shall receive the same benefit payable over the same period of time multiplied by a fraction the numerator of which is the executive's years of service prior to termination of employment and the denominator of which is the years of service the executive would have had had the executive's employment terminated when he was 65.

Upon a change of control of the Corporation (as defined) followed at any time during the succeeding 12 months by a cessation in the executive's employment for reasons other than death, disability or retirement, the executive shall receive a lump sum payment equal to the present value (discounted at the rate of 4%) of the stream of payments the executive would have received had he qualified for the normal retirement benefit. If the executive dies while in active service to the Corporation, the beneficiary of the executive will receive an amount equal to the greater of that part of the normal retirement benefit accrued by the Corporation for the executive as of the date of the executive's death or the projected retirement benefit calculated in January 1997 based on the executive's age and other assumptions regarding increases in base salary. This death benefit is payable to the beneficiary in equal monthly installments over 15 years.

As of December 31, 2000, the Corporation had accrued director retirement plan and accrued salary continuation benefits for Mr. Prezeau of $9,735 and $125,571 respectively.

LIFE INSURANCE PLAN

The Bank has a plan which provides Messrs. Prezeau, Weeks and Wright with certain life insurance benefits. Under the plan, the Bank has purchased life insurance policies on the lives of each executive and has agreed to provide the designated beneficiary of each executive with death benefits equal to the lesser of (i) two times such executive's annual base salary most recent to his death and (ii) the excess of the total death proceeds under the policy over the cash surrender value of such policy on the date of death.

             ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS

INFORMATION ABOUT THE CORPORATION'S AUDIT AND EXAMINING COMMITTEE

The members of the Audit and Examining Committee are considered to be independent under the definition of independence contained in Rule 42005(a) of the listing standards of the National Association of Securities Dealers.
All the members of the Audit Committee are considered financially literate, defined as being able to read and understand fundamental financial statements. One member is currently the chief financial officer of a business organization and is also a certified public accountant. The Audit and Examining Committee currently does not have a written charter. The Board of Directors is currently reviewing an Audit Committee Charter, which will specifically define the responsibilities and obligations of the Audit and Examining Committee. The Board expects to adopt such a charter during 2001.

REPORT OF THE AUDIT COMMITTEE

In connection with the December 31, 2000 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities Exchange Committee.

Leon Ewing
Norman Jeffries
Lemar Whigham

TRANSACTIONS WITH MANAGEMENT

Certain directors of the Corporation had loans with the Bank in 2000. These loans were on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable loans with others and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank may have similar transactions in the future.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Corporation's executive officers and directors, and any persons owning ten percent or more of Corporation's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the SEC. The rules of the SEC regarding the filing of such statements require that late filings of such statements be disclosed in the proxy statement. To the best of management's knowledge, all such statements were timely filed in 2000.

                                   PROPOSAL 2
                       APPOINTMENT OF INDEPENDENT AUDITORS

The accounting firm of KPMG, LLP served as the independent auditors for the Corporation for the year ended December 31, 2000. Services provided included the examination of the consolidated financial statements and preparation of the tax returns.

The Board has appointed KPMG, LLP as the independent auditors for the Corporation and the Bank for 2001. Stockholder ratification of the appointment is not required under the laws of the State of New Jersey, but the Board has decided to ascertain the position of the stockholders on the appointment. The Board may reconsider the appointment if it is not ratified. The affirmative vote of a majority of the shares voted at the meeting is required for ratification.

Representatives of KPMG, LLP are expected to be present at the meeting and will be allowed to make a statement if they so desire. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

The Corporation incurred the following fees for services provided by KPMG, LLP:

Audit fees                                                     $72,000
Financial information systems design                                 -
All other fees                                                  27,000
                                                                ------
                                                               $99,000

The services referred to under the caption "All other fees" above related to the preparation of the Corporation's income tax returns. The Audit and Examining Committee considers the provision of these services as not inconsistent with maintaining KPMG's independence with respect to the Corporation.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2001.


                              STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the 2002 Annual Meeting of Stockholders must present a written proposal to the Corporation by December 22, 2001, for inclusion in the Corporation's proxy statement.

                                  OTHER MATTERS

Management knows of no other business scheduled for consideration at the meeting. Should any matter properly come before the meeting or any adjournment thereof, it is intended that proxies will vote in accordance with their best judgment.

                                   By order of the Board of Directors







                                   Lemar C. Whigham
                                   Secretary

March 28, 2001

 9406                                                        Please mark
                                                             your votes as
                                                             indicated in      X
                                                             this example





1. Election of Barbara Bell Coleman,               FOR            WITHHOLD AUTHORITY
   Norman Jeffries and                         the nominees     to vote for the nominee
   Lemar C. Whigham                                |  |                 |  |



2. The ratification of the appointment             FOR                 AGAINST               ABSTAIN
   of KPMG LLP as auditors for the fiscal          |  |                 |  |                   |  |
   year ending December 31, 2001.


                                    In their discretion, the proxies are
                                    authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.




                                             THIS PROXY IS SOLICITED ON BEHALF
                                             OF THE BOARD OF DIRECTORS AND WILL
                                             BE VOTED IN ACCORDANCE WITH THE
                                             SPECIFICATIONS APPEARING ON THIS
                                             SIDE. IF A CHOICE IS NOT INDICATED
                                             WITH RESPECT TO ITEMS 1 OR 2. THIS
                                             PROXY WILL BE VOTED "FOR" SUCH
                                             ITEM. THE PROXIES WILL USE THEIR
                                             DISCRETION WITH RESPECT TO ANY
                                             OTHER MATTER PROPERLY BROUGHT
                                             BEFORE THE MEETING OR ANY
                                             POSTPONEMENT OR ADJOURNMENT
                                             THEREOF. THIS PROXY IS REVOCABLE AT
                                             ANY TIME BEFORE IT IS EXERCISED.

                                                  Receipt herewith of the
                                             Company's Annual Report and notice
                                             of meeting and proxy statement
                                             dated April 24, 2001, is hereby
                                             acknowledged.



                                              PLEASE SIGN, DATE AND MAIL TODAY



Signature(s) of Stockholder(s) ______________________________ Date _________2001

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officer please give FULL title.


                           /\ FOLD AND DETACH HERE /\

                      CITY NATIONAL BANCSHARES CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 24, 2001

The undersigned hereby appoints Edward R. Wright and Stanley Weeks, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CITY NATIONAL BANCSHARES CORPORATION to be held at the Corporation's headquarters located at 900 Broad Street, Newark, New Jersey on Thursday, May 24, 2001 at 6:00 p.m., and at any adjournments thereof, on all matters coming before such meeting.







                  (Continued and to be signed on reverse side)







                           /\ FOLD AND DETACH HERE /\